As filed with the Securities and Exchange Commission on December 22, 1999
                                                      Registration No. 333-34537

                                                              File No. 811-08343
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                             SECURITIES ACT OF 1933                          [X]
                          Pre-Effective Amendment No.                        [ ]

                         Post-Effective Amendment No. 4                      [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                       INVESTMENT COMPANY ACT OF 1940                        [X]

                                 Amendment No. 5                             [X]

                        (Check appropriate box or boxes)

                                  -------------

                           Phoenix Investment Trust 97
               (Exact Name of Registrant as Specified in Charter)

                                  -------------

          101 Munson Street, Greenfield, Massachusetts        01301
            (Address of Principal Executive Offices)        (Zip Code)


                                 (800) 243-1574

              (Registrant's Telephone Number, including Area Code)

                                 -------------


                               Pamela S. Sinofsky
                 Assistant Vice President and Assistant Counsel

                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)

                                  -------------

         It is proposed that this filing will become effective (check appropriate box)


       [ ] immediately upon filing pursuant to paragraph (b)
       [X] on December 29, 1999 pursuant to paragraph (b)

       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
       If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.

================================================================================

                           PHOENIX INVESTMENT TRUST 97

                   Cross Reference Sheet Pursuant to Rule 404

                                     PART A


Item Number Form N-1A, Part A                                         Prospectus Caption
-------------------------------------------------------------------   -------------------------------------------------------
  1.     Front and Back Cover Pages ...............................   Cover Page, Back Cover Page
  2.     Risk/Return Summary: Investments, Risks, Performance......   Investment Risk and Return Summary
  3.     Risk Return Summary: Fee Table ...........................   Fund Expenses
  4.     Investment Objectives, Principal Investment Strategies,      Investment Risk and Return Summary; Additional
         and Related Risks ........................................   Investment Techniques
  5.     Management's Discussion of Fund Performance ..............   Performance Tables
  6.     Management, Organization, and Capital Structure ..........   Management of the Fund
  7.     Shareholder Information ..................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                      How to Buy Shares; How to Sell Shares; Things to
                                                                      Know When Selling Shares; Account Policies; Investor
                                                                      Services; Tax Status of Distributions
  8.     Distribution Arrangements ................................   Sales Charges
  9.     Financial Highlights Information .........................   Financial Highlights
                                     PART B
Item Number Form N-1A, Part B                                         Statement of Additional Information Caption
-------------------------------------------------------------------   -------------------------------------------------------
 10.     Cover Page and Table of Contents .........................   Cover Page, Table of Contents
 11.     Fund History .............................................   The Fund
 12.     Description of the Fund and Its Investment Risks .........   Investment Objectives and Policies; Investment
                                                                      Restrictions
 13.     Management of the Fund ...................................   Management of the Trust
 14.     Control Persons and Principal Holders of Securities ......   Management of the Trust
 15.     Investment Advisory and Other Services ...................   Services of the Adviser; The Distributor; Distribution
                                                                      Plans; Other Information
 16.     Brokerage Allocation and Other Practices .................   Portfolio Transactions and Brokerage
 17.     Capital Stock and Other Securities .......................   Other Information
 18.     Purchase, Redemption, and Pricing of Shares ..............   Net Asset Value; How to Buy Shares; Investor Account
                                                                      Services; How to Redeem Shares; Tax Sheltered
                                                                      Retirement Plans
 19.     Taxation of the Fund .....................................   Dividends, Distributions and Taxes
 20.     Underwriters .............................................   The Distributor
 21.     Calculation of Performance Data ..........................   Performance Information
 22.     Financial Statements .....................................   Financial Statements



                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Phoenix Investment Partners


                                    Prospectus



                                               December 29, 1999


Hollister


Phoenix-Hollister
Small Cap Value Fund

Phoenix-Hollister
Value Equity Fund



Neither the Securities and Exchange
Commission nor any state securities
commission has approved or
disapproved of these securities or
determined if this propsectus is
truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important
information that you should know
before investing in the Phoenix-Hollister
Small Cap Value Fund and the
Phoenix-Hollister Value Equtiy Fund.


[PHOENIX INVESTMENT PARTNERS, LTD. LOGO]

> Phoenix
  Investment
  Trust 97



  Table of Contents
------------------------



  Phoenix-Hollister Small Cap Value Fund
   Investment Risk and Return Summary ................  1
   Fund Expenses .....................................  4
  Phoenix-Hollister Value Equity Fund
   Investment Risk and Return Summary ................  6
   Fund Expenses .....................................  9
  Additional Investment Techniques ................... 11
  Management of the Funds ............................ 12
  Pricing of Fund Shares ............................. 14
  Sales Charges ...................................... 15
  Your Account ....................................... 17
  How to Buy Shares .................................. 18
  How to Sell Shares ................................. 19
  Things You Should Know When Selling Shares ......... 19
  Account Policies ................................... 21
  Investor Services .................................. 22
  Tax Status of Distributions ........................ 22
  Financial Highlights ............................... 23
  Additional Information ............................. 25

               Phoenix-Hollister Small Cap Value Fund
               Investment Risk and Return Summary
-----------------------------------------------------------------
               Investment Objective

               Phoenix-Hollister Small Cap Value Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               > The fund invests in a portfolio of common stocks and securities convertible into common stocks of primarily domestic (U.S.) companies with market capitalizations of between $100 million and $1 billion. Generally, the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. Under normal circumstances, the fund will invest at least 65% of its total assets in securities of issuers with capitalizations of less than $1 billion at the time of investment.

               > The fund is designed to invest in common stocks that meet the adviser's quantitative standards that indicate intrinsic value relative to price and above-average financial soundness. The adviser applies a security selection process that selects stocks meeting certain investment criteria relating to price, dividend yield, going concern value and debt levels. For the few hundred of the approximately 5,00 companies that survive this screening process, the adviser projects growth in earnings and dividends, earnings momentum and relative undervaluation based on dividend discount models. From this analysis, the adviser develops target prices and value ranges and selects the top-rated securities for purchase.

               > Generally, the adviser sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

               Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.

               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


                                        Phoenix-Hollister Small Cap Value Fund 1

               Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

               Small Capitalizations

               Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance, and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

               Convertible Securities

               Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the fund.


2 Phoenix-Hollister Small Cap Value Fund

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Hollister Small Cap Value Fund. The bar chart shows the fund's Class A Shares performance.(1) The table shows how the fund's annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



Phoenix-Hollister Small Cap Value Fund

                         1998
                       Calendar
                         Year
                       --------
Annual Return (%)        2.58


              (1) The fund's annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 23.87 (quarter ending December 31, 1998) and the lowest return for a quarter was (22.24) (quarter ending September 30, 1998). Year-to-date performance (through September 30, 1999) was 13.84%.



  Average Annual Total Returns(1)
  (for the periods ending 12/31/98)  One Year      Life of the Fund(2)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
  Class A Shares                     (2.29)%              0.86%
-----------------------------------------------------------------------
  Class B Shares                     (2.04)%              1.19%
-----------------------------------------------------------------------
  Class C Shares                      1.80%               4.60%
-----------------------------------------------------------------------
  Russell 2000 Value Index(3)        (6.45)%             (3.20)%
-----------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.

(2) Class A Shares, Class B Shares and Class C Shares since November 20, 1997.

(3) The Russell Value Index is a measure of small-capitalization, value-oriented stock total return performance. This index's performance does not reflect sales charges.


                                        Phoenix-Hollister Small Cap Value Fund 3

               Fund Expenses
-------------------------------

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  Class A     Class B      Class C
                                                                   Shares      Shares       Shares
                                                                  --------    --------     -------
    Shareholder Fees (fees paid directly from your
    investment)
    Maximum Sales Charge (load) Imposed on Purchases (as a
    percentage of offering price)                                  4.75%        None         None
    Maximum Deferred Sales Charge (load) (as a percentage of the    None        5%(b)        1%(c)
    lesser of the value redeemed or the amount invested)
    Maximum Sales Charge (load) Imposed on Reinvested Dividends     None        None         None
    Redemption Fee                                                  None        None         None
    Exchange Fee                                                    None        None         None
                                                                   -------------------------------

                                                                  Class A     Class B      Class C
                                                                   Shares      Shares       Shares
                                                                  --------    --------     -------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
    Management Fees                                                0.90%         0.90%       0.90%
    Distribution and Service (12b-1) Fees (d)                      0.25%         1.00%       1.00%
    Other Expenses                                                 0.72%         0.72%       0.72%
                                                                   ----          ----        ----
    Total Annual Fund Operating Expenses (a)                       1.87%         2.62%       2.62%
                                                                   ====          =====       =====


----------------

               (a) The fund's investment adviser has agreed to reimburse through August 31, 2000 the Phoenix-Hollister Small Cap Value Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.25% for each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.40% for Class A Shares, 2.15% for Class B Shares, and 2.15% for Class C Shares.

               (b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

               (c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

               (d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 Phoenix-Hollister Small Cap Value Fund

----------------------------------------------------------
Class         1 year     3 years     5 years     10 years
----------------------------------------------------------
  Class A     $656       $1,035      $1,438      $2,561
----------------------------------------------------------
  Class B     $665       $1,014      $1,390      $2,772
----------------------------------------------------------
  Class C     $365       $  814      $1,390      $2,954
----------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


----------------------------------------------------------
Class         1 year     3 years     5 years     10 years
----------------------------------------------------------
  Class B     $265       $814        $1,390      $2,772
----------------------------------------------------------
  Class C     $265       $814        $1,390      $2,954
----------------------------------------------------------



Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.


                                        Phoenix-Hollister Small Cap Value Fund 5

               Phoenix-Hollister Value Equity Fund
               Investment Risk and Return Summary
-----------------------------------------------------------------
               Investment Objectives
               Phoenix-Hollister Value Equity Fund has a primary investment objective to seek long-term capital appreciation. The fund has a secondary investment objective to seek current income. There is no guarantee that the fund will achieve either objective.


               Principal Investment Strategies

               > The fund invests in common stocks of primarily domestic (U.S.), large capitalization companies. Under normal circumstances, the fund will invest at least 65% of its total assets in common stocks.

               > The fund is designed to invest in common stocks that meet the adviser's quantitative standards that indicate intrinsic value relative to price and above-average financial soundness. The adviser applies a security selection process that selects stocks meeting certain investment criteria relating to price, dividend yield, going concern value and debt levels. For the few hundred of the approximately 2,500 companies that survive this screening process, the adviser projects growth in earnings and dividends, earnings momentum and relative undervaluation based on dividend discount models. From this analysis, the adviser develops target prices and value ranges and selects the top-rated securities for purchase.

               > Generally, the adviser sells when a stock's target price is reached, when the issuer or industry suffer negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

               Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.


               Principal Risks


               If you invest in this fund, you risk that you may lose your investment.

               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

               Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


6 Phoenix-Hollister Value Equity Fund

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the fund.


                                           Phoenix-Hollister Value Equity Fund 7

               Performance Tables


               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Hollister Value Equity Fund. The bar chart shows the fund's Class A Shares performance.(1) The table shows how the fund's annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



               Phoenix-Hollister Value Equity Fund

                         1998
                       Calendar
                         Year
                       --------
Annual Return (%)       17.22


              (1) The fund's annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 26.00 (quarter ending December 31, 1998) and the lowest return for a quarter was (17.98) (quarter ending September 30, 1998). Year-to-date performance (through September 30, 1999) was 1.19%.



---------------------------------------------------------------------------
  Average Annual Total Returns(1)
  (for the periods ending 12/31/98)     One Year     Life of the Fund(2)
---------------------------------------------------------------------------
  Class A Shares                         11.65%           10.71%
---------------------------------------------------------------------------
  Class B Shares                         12.44%           11.37%
---------------------------------------------------------------------------
  Class C Shares                         16.29%           14.59%
---------------------------------------------------------------------------
  S&P 500 Index(3)                       28.76%           28.13%
---------------------------------------------------------------------------



(1) The fund's average annual return in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.

(2) Class A Shares, Class B Shares and Class C Shares since November 5, 1997.

(3) The S&P 500 Index is a measure of stock market total return performance. This index's performance does not reflect sales charges.


8 Phoenix-Hollister Value Equity Fund

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                              Class A      Class B      Class C
                                                                              Shares       Shares       Shares
                                                                             -------       -------      -------
               Shareholder Fees (fees paid directly from your
               investment)
               Maximum Sales Charge (load) Imposed on Purchases (as a
               percentage of offering price)                                   4.75%         None         None
               Maximum Deferred Sales Charge (load) (as a percentage of the     None        5%(b)        1%(c)
               lesser of the value redeemed or the amount invested)
               Maximum Sales Charge (load) Imposed on Reinvested Dividends      None         None         None
               Redemption Fee                                                   None         None         None
               Exchange Fee                                                     None         None         None
                                                                             -------------------------------------
                                                                             Class A       Class B      Class C
                                                                              Shares       Shares       Shares
                                                                             -------       -------      -------
               Annual Fund Operating Expenses (expenses that are
               deducted from fund assets)
               Management Fees                                                 0.75%        0.75%        0.75%
               Distribution and Service (12b-1) Fees (d)                       0.25%        1.00%        1.00%
               Other Expenses                                                  0.57%        0.57%        0.57%
                                                                               -----        -----        -----
               Total Annual Fund Operating Expenses (a)                        1.57%        2.32%        2.32%
                                                                                =====        =====        =====


----------------

               (a) The fund's investment adviser has agreed to reimburse through August 31, 2000 the Phoenix-Hollister Value Equity Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.25% for each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.25% for Class A Shares, 2.00% for Class B Shares, and 2.00% for Class C Shares.

               (b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

               (c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

               (d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Phoenix-Hollister Value Equity Fund 9

--------------------------------------------------------------
Class         1 year     3 years     5 years     10 years
--------------------------------------------------------------
  Class A     $627       $947        $1,290      $2,254
--------------------------------------------------------------
  Class B     $635       $924        $1,240      $2,468
--------------------------------------------------------------
  Class C     $335       $724        $1,240      $2,656
--------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------------------
  Class       1 year     3 years     5 years     10 years
--------------------------------------------------------------
  Class B     $235       $724        $1,240      $2,468
--------------------------------------------------------------
  Class C     $235       $724        $1,240      $2,656
--------------------------------------------------------------



Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.


10 Phoenix-Hollister Value Equity Fund

               Additional Investment Techniques
---------------------------------------------------

               In addition to the Principal Investment Strategies and Risks, Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund each may engage in the following investment techniques:

               Foreign Investing

               Each of the funds may invest up to 30% of its assets in securities of foreign (non-U.S.) issuers. Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

               Depository Receipts

               The funds may invest in American Depository Receipts (ADRs) and New York Shares. While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

               Mutual Fund Investing

               Each of the funds may invest up to 10% of its total assets in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

               Financial Futures and Related Options

               The funds may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

               Securities Lending

               Each fund may loan portfolio securities with a value up to one third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


                                                  Phoenix Investment Trust 97 11

               Borrowing

               Each fund may obtain fixed interest rate loans from a bank in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. Interest on money borrowed is an expense of the fund. Because such expense would not have otherwise been incurred, during periods when borrowings for investment purposes are substantial the net investment income of the fund is not expected to be as high as it otherwise would be. In addition, if the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

               Repurchase Agreements

               The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

               Illiquid Securities

               Each of the funds may invest up to 15% of its net assets in illiquid securities. The inability of the funds to dispose of such securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the funds.

               The adviser may buy other types of securities or employ other portfolio management techniques on behalf of each fund. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


               Management of The Funds
-----------------------------------------------------
               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of September 30, 1999, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing each fund's investment program and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


---------------------------------------------------------------------------------------------------------------
                                             1st billion     $1+ billion through $2 billion     $2+ billion
---------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Small Cap Value Fund        0.90%                     0.85%                    0.80%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Fund           0.75%                     0.70%                    0.65%
---------------------------------------------------------------------------------------------------------------


               Phoenix has voluntarily agreed to assume total fund operating expenses of each fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until August 31, 2000,


12 Phoenix Investment Trust 97
               to the extent that such expenses exceed the following percentages of the average annual net asset values for each fund:


--------------------------------------------------------------------------------
                                             Class A     Class B     Class C
                                             Shares      Shares      Shares
--------------------------------------------------------------------------------
  Phoenix-Hollister Small Cap Value Fund       1.40%       2.15%        2.15%
--------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Fund          1.25%       2.00%        2.00%
--------------------------------------------------------------------------------



               During the funds' last fiscal year, the funds paid total management fees of $627,271. The ratio of management fees to average net assets for the fiscal year ended August 31, 1999, for Phoenix-Hollister Small Cap Value Fund was 0.90% and for Phoenix-Hollister Value Equity Fund was 0.75%.

               Portfolio Management

               Christian C. Bertelsen serves as portfolio manager of both the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, and as such is primarily responsible for the day to day management of the funds' investments. Mr. Bertelsen joined Phoenix in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based on its assessment, Phoenix determined that it would be required to modify or replace portions of its software so that its computer systems would properly utilize dates beyond December 31, 1999. As of August 31, 1999, Phoenix completed upgrades and testing for Year 2000 compliance on its mission-critical systems. Phoenix has also identified critical business functions and developed contingency plans. Phoenix believes that the modifications and conversions to new software and contingency planning will mitigate the Year 2000 issue. However, if the problem is not fully addressed, the fund may be negatively impacted.

               The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


                                                  Phoenix Investment Trust 97 13

               Pricing of Fund Shares
-------------------------------------------------
               How is the Share Price determined?

               Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

               o adding the values of all securities and other assets of the fund,

               o subtracting liabilities, and

               o dividing by the total number of outstanding shares of the fund.

               Asset Value: The funds' investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

               The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when the shareholders will not be able to purchase or redeem the funds' shares.


14 Phoenix Investment Trust 97

               At what price are shares purchased?


               All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


               Sales Charges
----------------------------------------
               What are the classes and how do they differ?

               Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


               What arrangement is best for you?


               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically

                                                  Phoenix Investment Trust 97 15
               convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales
               Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

               Sales Charge you may pay to purchase Class A Shares

                                          Sales Charge as
                                          a percentage of
                                    ---------------------------
  Amount of                                          Net
  Transaction                      Offering        Amount
  at Offering Price                 Price         Invested
---------------------------------------------------------------
  Under $50,000                      4.75%          4.99%
  $50,000 but under $100,000         4.50           4.71
  $100,000 but under $250,000        3.50           3.63
  $250,000 but under $500,000        3.00           3.09
  $500,000 but under $1,000,000      2.00           2.04
  $1,000,000 or more                 None           None

               Deferred Sales Charge Alternative--

               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

16 Phoenix Investment Trust 97

               Deferred Sales Charge you may pay to sell Class B Shares


                Year      1       2      3       4       5      6+
               ----------------------------------------------------------------
                CDSC      5%     4%      3%      2%      2%     0%


                Deferred Sales Charge you may pay to sell Class C Shares


                Year      1       2+
               ----------------------------------------------------------------
                CDSC      1%     0%


               Your Account
---------------------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

               Step 1.

               Your first choice will be the initial amount you intend to invest.

               Minimum initial investments:

               > $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

               > There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

               > $500 for all other accounts.

               Minimum additional investments:

               > $25 for any account.

               > There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

                                                  Phoenix Investment Trust 97 17

               Step 2.

               Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


               Step 3.


               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

                   o Receive both dividends and capital gain distributions in additional shares;

                   o Receive dividends in additional shares and capital gains distributions in cash;

                   o Receive dividends in cash and capital gain distributions in additional shares; or

                   o Receive both dividends and capital gain distributions in cash.

               No interest will be paid on uncashed distribution checks.


               How To Buy Shares
----------------------------------------------


----------------------------------------------------------------------------------------------------
                                  To Open An Account
----------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
                                  Complete a New Account Application and send it with a check
----------------------------------------------------------------------------------------------------
  Through the mail                payable to the fund. Mail them to: State Street Bank, P.O. Box
                                  8301, Boston, MA 02266-8301.
----------------------------------------------------------------------------------------------------
  By Federal Funds wire           Call us at (800) 243-1574 (press 1, then 0).
                                  Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data
----------------------------------------------------------------------------------------------------
  Through express delivery
                                  Services, Attn: Phoenix Funds, 66 Brooks Drive, Braintree, MA
                                  02184.
                                  Complete the appropriate section on the application and send it
----------------------------------------------------------------------------------------------------
  By Investo-Matic                with your initial investment payable to the fund. Mail them to:
                                  State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800)243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------


18 Phoenix Investment Trust 97

               How to Sell Shares
-----------------------------------

               You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



----------------------------------------------------------------------------------------------------
                                  To Sell Shares
----------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
----------------------------------------------------------------------------------------------------
  Through the mail                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301,
                                  Boston, MA 02266-8301. Be sure to include the registered
                                  owner's name, fund and account number, number of shares
                                  or dollar value you wish to sell.
----------------------------------------------------------------------------------------------------
  Through express delivery        Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services,
                                  Attn: Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
                                  Be sure to include the registered owner's name, fund and
                                  account number.
----------------------------------------------------------------------------------------------------
  By telephone                    For sales up to $50,000, requests can be made by calling
                                  (800) 243-1574.
----------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------



               Things You Should Know When Selling Shares

------------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of a fund. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by a fund rather than in cash). Large redemptions are those over $250,000 or 1% of a fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


                                                  Phoenix Investment Trust 97 19

               Redemptions by Mail


               > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                 Send a clear letter of instructions if all of these apply:

                   o The proceeds do not exceed $50,000.

                   o The proceeds are payable to the registered owner at the
                     address on record.

                 Send a clear letter of instructions with a signature guarantee when any of these apply:

                   o You are selling more than $50,000 worth of shares.

                   o The name or address on the account has changed within the last 60 days.

                   o You want the proceeds to go to a different name or address than on the account.

               > If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


               If required, the signature guarantee must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

20 Phoenix Investment Trust 97

               Account Policies
-------------------------------------------
               Account Reinstatement Privilege
               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at 1-800-243-1574 for more information.

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

               Exchange Privileges


               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone ((800) 243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


                                                  Phoenix Investment Trust 97 21

               Retirement Plans


               Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


               Investor Services
---------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

               Tax Status of Distributions
-------------------------------------------

               The funds plan to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

22 Phoenix Investment Trust 97

               Financial Highlights
------------------------------------


               These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

               Phoenix-Hollister Small Cap Value Fund



                                                               Class A
                                             --------------------------------------------
                                                      Year             From Inception
                                                     Ended               11/20/97 to
                                                    8/31/99                8/31/98
                                             --------------------- ----------------------
  Net asset value, beginning of period           $     8.11            $     10.00
  Income from investment operations
   Net investment income (loss)                        0.01 (1)(2)           (0.01)(1)(2)
   Net realized and unrealized gain (loss)             3.31                  (1.85)
                                                 -------------         -----------
    Total from investment operations                   3.32                  (1.86)
                                                 -------------         -----------
  Less distributions
   Dividends from net investment income               (0.02)                    --
   In excess of net investment income                    --                  (0.03)
                                                 -------------         -----------
    Total distributions                               (0.02)                 (0.03)
                                                 -------------         -----------
  Change in net asset value                            3.30                  (1.89)
                                                 -------------         -----------
  Net asset value, end of period                 $    11.41            $      8.11
                                                 =============         ===========
  Total return(5)                                     40.90%                (18.64)%(6)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $   26,926            $    14,519
  Ratio to average net assets of:
   Operating expenses                                  1.40%                  1.40%(7)
   Net investment income (loss)                        0.15%                 (0.14)%(7)
  Portfolio turnover                                    203%                   105%(6)

                                                                Class B                           Class C
                                             --------------------------------------------- ----------------------
                                                      Year              From Inception              Year
                                                      Ended               11/20/97 to               Ended
                                                     8/31/99                8/31/98                8/31/99
                                             ---------------------- ---------------------- ----------------------
  Net asset value, beginning of period           $    8.07              $     10.00            $     8.07
  Income from investment operations
   Net investment income (loss)                        (0.06)(1)(3)          (0.08)(1)(3)           (0.06)(1)(4)
   Net realized and unrealized gain (loss)            3.28                   (1.82)                  3.28
                                                 -----------            -----------            -----------
    Total from investment operations                  3.22                   (1.90)                  3.22
                                                 -----------            -----------            -----------
  Less distributions
   Dividends from net investment income                (0.02)                    --                 (0.02)
   In excess of net investment income                     --                 (0.03)                    --
                                                 -----------            -----------            -----------
    Total distributions                                (0.02)                (0.03)                 (0.02)
                                                 -----------            -----------            -----------
  Change in net asset value                           3.20                   (1.93)                  3.20
                                                 -----------            -----------            -----------
  Net asset value, end of period                 $   11.27              $     8.07             $    11.27
                                                 ===========            ===========            ===========
  Total return(5)                                    39.86%                 (19.07)%(6)             39.86%
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $    9.494             $     5,922            $     6,465
  Ratio to average net assets of:
   Operating expenses                                  2.15%                  2.15%(7)               2.15%
   Net investment income (loss)                       (0.60)%                (1.01)%(7)             (0.60)%
  Portfolio turnover                                    203%                   105%(6)                203%

                                                     Class C
                                             ----------------------
                                                 From Inception
                                                   11/20/97 to
                                                     8/31/98
                                             ----------------------
  Net asset value, beginning of period           $     10.00
  Income from investment operations
   Net investment income (loss)                        (0.08)(1)(4)
   Net realized and unrealized gain (loss)             (1.82)
                                                 -----------
    Total from investment operations                   (1.90)
                                                 -----------
  Less distributions
   Dividends from net investment income                   --
   In excess of net investment income                  (0.03)
                                                 -----------
    Total distributions                                (0.03)
                                                 -----------
  Change in net asset value                            (1.93)
                                                 -----------
  Net asset value, end of period                 $      8.07
                                                 ===========
  Total return(5)                                     (19.09)%(6)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $     2,770
  Ratio to average net assets of:
   Operating expenses                                   2.15%(7)
   Net investment income (loss)                        (0.98)%(7)
  Portfolio turnover                                     105%(6)



----------------

(1) Computed using average shares outstanding.

(2) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(3) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(4) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(5) Maximum sales charges are not reflected in the total return calculation.

(6) Not annualized.

(7) Annualized.


                                                  Phoenix Investment Trust 97 23

-------------------------------------------------------
               Phoenix-Hollister Value Equity Fund


                                                               Class A
                                             --------------------------------------------
                                                      Year             From Inception
                                                     Ended               11/5/97 to
                                                    8/31/99                8/31/98
                                             --------------------- ----------------------
  Net asset value, beginning of period           $     8.94            $     10.00
  Income from investment operations
   Net investment income (loss)                        0.02 (1)(2)            0.03 (1)(2)
   Net realized and unrealized gain (loss)             3.20                  (1.07)
                                                 -------------         --------------
    Total from investment operations                   3.22                  (1.04)
                                                 -------------         --------------
  Less distributions
   Dividends from net investment income               (0.03)                 (0.01)
   In excess of net investment income                 (0.02)                 (0.01)
                                                 -------------         --------------
    Total distributions                               (0.05)                 (0.02)
                                                 -------------         --------------
  Change in net asset value                            3.17                  (1.06)
                                                 -------------         --------------
  Net asset value, end of period                 $    12.11            $      8.94
                                                 =============         ==============
  Total return(5)                                     35.89%                (10.28)%(6)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $   26,974            $    19,766
  Ratio to average net assets of:
   Operating expenses                                  1.25%                  1.25%(7)
   Net investment income (loss)                        0.14%                  0.31%(7)
  Portfolio turnover                                    192%                    59%(6)

                                                                Class B                           Class C
                                             --------------------------------------------- ----------------------
                                                      Year              From Inception              Year
                                                      Ended               11/5/97 to                Ended
                                                     8/31/99                8/31/98                8/31/99
                                             ---------------------- ---------------------- ----------------------
  Net asset value, beginning of period           $      8.89            $     10.00            $      8.89
  Income from investment operations
   Net investment income (loss)                        (0.07)(1)(3)           (0.04)(1)(3)           (0.07)(1)(4)
   Net realized and unrealized gain (loss)              3.19                  (1.05)                  3.19
                                                 -----------            -----------            -----------
    Total from investment operations                    3.12                  (1.09)                  3.12
                                                 -----------            -----------            -----------
  Less distributions
   Dividends from net investment income                (0.01)                 (0.01)                 (0.01)
   In excess of net investment income                     --                  (0.01)                    --
                                                 -----------            -----------            -----------
    Total distributions                                (0.01)                 (0.02)                 (0.01)
                                                 -----------            -----------            -----------
  Change in net asset value                             3.11                  (1.11)                  3.11
                                                 -----------            -----------            -----------
  Net asset value, end of period                 $     12.00            $      8.89            $     12.00
                                                 ===========            ===========            ===========
  Total return(5)                                      35.05%                (10.92)%(6)             34.91%
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $    24,709            $     5,291            $     3,108
  Ratio to average net assets of:
   Operating expenses                                   2.00%                  2.00%(7)               2.00%
   Net investment income (loss)                        (0.62)%                (0.45)%(7)             (0.60)%
  Portfolio turnover                                     192%                    59%(6)                192%

                                                   Class C
                                             ----------------------
                                                From Inception
                                                 11/5/97 to
                                                   8/31/98
                                             ----------------------
  Net asset value, beginning of period           $     10.00
  Income from investment operations
   Net investment income (loss)                        (0.04)(1)(4)
   Net realized and unrealized gain (loss)             (1.05)
                                                 -----------
    Total from investment operations                   (1.09)
                                                 -----------
  Less distributions
   Dividends from net investment income                (0.01)
   In excess of net investment income                  (0.01)
                                                 -----------
    Total distributions                                (0.02)
                                                 -----------
  Change in net asset value                            (1.11)
                                                 -----------
  Net asset value, end of period                 $      8.89
                                                 ===========
  Total return(5)                                     (10.86)%(6)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $     2,005
  Ratio to average net assets of:
   Operating expenses                                   2.00%(7)
   Net investment income (loss)                        (0.45)%(7)
  Portfolio turnover                                      59%(6)



              ----------------

              (1) Computed using average shares outstanding.

              (2) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.15, respectively.

              (3) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.15, respectively.

              (4) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.15, respectively.

              (5) Maximum sales charges are not reflected in the total return calculation.

              (6) Not annualized.

              (7) Annualized.


24 Phoenix Investment Trust 97

               Additional Information
-------------------------------------------------
     Statement of Additional Information

     The fund has filed a Statement of Additional Information about the funds, dated December 29, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


       > by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
          Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       > by calling (800) 243-4361.


     You may also obtain information about the funds from the Securities and Exchange Commission:


       > through its internet site (http://www.sec.gov),

       > by visiting its Public Reference Room in Washington, DC or

       > by writing to its Public Reference Section, Washington, DC 20549-6009
          (a fee may be charged).

        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

     Shareholder Reports


     The funds semiannually mail to shareholders detailed reports containing information about the fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from September 1 through August 31. You may request a free copy of the funds' Annual and Semiannual
     Reports:


       > by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
          Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       > by calling (800) 243-4361.

                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926
     SEC File Nos. 333-34537 & 811-08343
     [Recycle Logo] Printed on recycled paper using soybean ink

                                                Phoenix Investment Trust 97   25

                     "[This Page Intentionally Left Blank]"

Phoenix Equity Planning Corporation                           ------------------
PO Box 2200                                                       PRSRT STD
Enfield CT 06083-2200                                            U.S. Postage
                                                                     PAID
                                                                    Andrews
                                                                  Associates
                                                              ------------------


[PHOENIX INVESTMENT PARTNERS LOGO]

                     PHOENIX-HOLLISTER SMALL CAP VALUE FUND
                      PHOENIX-HOLLISTER VALUE EQUITY FUND

                               101 Munson Street
                              Greenfield, MA 01301

                      Statement of Additional Information

                               December 29, 1999

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, dated December 29, 1999 (the "Prospectus"), and should be read in conjunction with it. The prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                               TABLE OF CONTENTS


                                                PAGE
                                                -----
The Trust .....................................   1
Investment Objectives and Policies ............   1
Investment Restrictions .......................   9
Performance Information .......................   9
Portfolio Transactions and Brokerage ..........  10
The Investment Adviser ........................  11
Net Asset Value ...............................  12
How to Buy Shares .............................  13
Alternative Purchase Arrangements .............  13
Investor Account Services .....................  16
How to Redeem Shares ..........................  17
Dividends, Distributions and Taxes ............  18
Tax Sheltered Retirement Plans ................  18
The Distributor ...............................  19
Distribution Plans ............................  20
Management of the Trust .......................  22
Other Information .............................  28


                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP 2053B (12/99)

                                    THE TRUST

     Phoenix Investment Trust 97 (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust. The Trust presently comprises two series: the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, each a "Fund" and collectively the "Funds."

                       INVESTMENT OBJECTIVES AND POLICIES


 The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed without the approval of each Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.


Investment Techniques
     The Funds may utilize the following practices or techniques in pursuing its investment objectives.

     U.S. Government Securities. Each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

     Repurchase Agreements. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

     A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

     Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

     Securities and Index Options. Each Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

     Writing and Purchasing Options. Call options written by the Funds normally will have expiration dates between three and nine months from the date written. During the option period the Funds may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Funds to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as a Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once a Fund has received an exercise notice.

     The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. Each Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

     Limitations on Options. Each Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. Each Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Funds write a call on an index which is "in-the-money" at the time the call is written, the Funds will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to the Fund's obligation to pledge additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     Each Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options. In connection with each Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Funds' ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether each Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Funds of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options on indices only subject to the limitations described above.

     Price movements in securities in the Funds' portfolios will not correlate perfectly with movements in the level of the index and, therefore, the Funds bear the risk that the price of the securities held by a Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     Financial Futures Contracts and Related Options. Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

     The Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500

Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Funds will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     Limitations on Futures Contracts and Related Options. Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

     The extent to which the Funds may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

     Risks Relating to Futures Contracts. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such contracts or options. Each Fund will enter into a futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the case of a futures position, in the event of adverse price movements each Fund would continue to be required to make daily margin payments. In this situation, if each Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, each Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     The successful use of futures contracts also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Leverage. Each Fund may borrow for temporary, extraordinary or emergency purposes. Each Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed. The effect of this provision is to permit the Fund to borrow up to 25% of the total assets (including any borrowings) of the Fund. If, due to market fluctuations or other reasons, the value of the Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

     Foreign Securities. Each Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 30% of the total assets of each Fund. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


     Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon which foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

     Foreign securities held by the Fund may not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

     Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which a Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.


     The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

     Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

     Lending Portfolio Securities. In order to increase its return on investments, each Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed one-third of the value of the Fund's total assets. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These contracts will only be used to facilitate settlements.

     Each Fund does not intend to enter into such forward contracts if it would have more than 5% of the value of its net assets committed to the initial margin and option premiums on such contracts on a regular or continuous basis. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Funds' custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term longer than one year.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of a Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of a Fund's net assets. To the extent required by law, the Funds will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

     Derivative Investments. In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

     Investment Companies. Each Fund may invest up to 10% of its assets in mutual funds. The Funds may invest in mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that this fund charges. You will in effect incur a second set of fees on these fund investments.

     Standard & Poor's Depositary Receipts. Each Fund may invest up to 5% of its assets in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDR"s). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the Standard & Poor's 500 Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.


Private Placements

     "Private Placement" securities are those that are not sold to investors through a public offering but instead are sold in direct, private transactions. Federal and state law imposes restrictions on the resale of private placements.


     Securities such as private placements and other restricted securities tend to be illiquid. Illiquid securities are those that the Funds would not likely be able to sell in any given seven day period and are limited to no more than 15% of each Fund's net assets. The Board of Trustees of the Funds have adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e. the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     Such securities may ordinarily be re-sold in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933. Public sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions.

Short-Term Instruments

     For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. Government securities, Certificates of Deposit, Commercial Paper and Bankers Acceptances. Each Fund may also invest in repurchase agreements with maturities of seven days or less to generate income from its excess cash balances. Each Fund may invest up to 15% of its net assets in repurchase agreements having maturities of more than seven days (together with any other illiquid securities held). Securities acquired through repurchase agreements will be subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Funds' custodian bank until repurchased.

     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

                            INVESTMENT RESTRICTIONS


     The following investment restrictions constitute fundamental policies of each Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of such Fund's shareholders. Each Fund may not:

 (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

 (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

 (3) borrow money in excess of 25% of the value of its total assets (including any borrowings). Any such borrowings shall be from banks subject to an agreement by the lender that any recourse is limited to the value of the assets of the Fund with respect to which the borrowing has been made. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

 (4) engage in the business of underwriting the securities of others;

 (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

 (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's net assets;

 (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets; and

 (8) purchase securities which are not deemed liquid pursuant to procedures adopted by the Board of Trustees if as a result of such purchase more than 15% of the Fund's net assets would be invested in the aggregate in such securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction with the exception of the Fund's policy on borrowing.

                            PERFORMANCE INFORMATION

     The Funds may, from time to time, include total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Fund and as total return of any Class or Fund.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 1000 Value Index, Russell 2000 Value Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

     Phoenix-Hollister Small Cap Value Fund's annual total return for the one year period ended August 31, 1999 and since inception November 20, 1997 through August 31, 1999 for Class A Shares was 34.21% and 5.07%, for Class B Shares was 36.02% and 5.16% and for Class C Shares was 39.86% and 7.20%. Phoenix-Hollister Value Equity Fund's annual total return for the one year period ended August 31, 1999 and since inception November 5, 1997 through August 31, 1999 for Class A Shares was 29.44% and 8.55%, for Class B Shares was 31.21% and 8.73% and for Class C Shares was 34.91% and 10.66%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75%, and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.


     The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

     During the fiscal year ended August 31, 1998 and 1999, brokerage commissions paid by the Funds totaled $106,252 and $298,832. In the fiscal year ended August 31, 1999, no commissions were paid to the Distributor for portfolio transactions. Brokerage commissions of $152,639 paid during the fiscal year ended August 31, 1999 were paid on portfolio transactions aggregating $84,054,798 and executed by brokers who provided research and other statistical and factual information.

                             THE INVESTMENT ADVISER

     The offices of Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"), which acts as Distributor and Financial Agent for the Trust. All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. A majority of the outstanding shares of Phoenix Investment Partners, Ltd. are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

     Phoenix Investment Partners, Ltd., is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages approximately $58 billion in assets (as of September 30, 1999) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.

     Philip R. McLoughlin, a director and officer of the Trust, is also a director of the Adviser. Michael E. Haylon, an officer of the Fund, is also a director and officer of the Adviser. Christian C. Bertelsen, G. Jeffrey Bohne, Robert S. Driessen and William R. Moyer, officers of the Fund, are officers of the Adviser.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives management fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Funds' registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Funds), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.


     As full compensation for the services and facilities furnished to the Funds, the Adviser is entitled to a fee, payable monthly, as described in the prospectus. Total management fees for the fiscal year ended August 31, 1998 and 1999 amounted to $269,984 and $627,271. There is no assurance that the Funds will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on each Fund will be in proportion to the averages of the aggregate daily net asset values for each class of shares for the period for which the fee had been paid.


     The advisory agreement continues in force from year to year for each Fund, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice.

                                NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


     Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period,

Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Trust account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution services fee of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.

Class A Shares -- Reduced Initial Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) to (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor of financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charge. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchase shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares or this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares -- Waiver of Sales Charges

     The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder of an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Features--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferrential dividends" under the code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distribuitons if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                           INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


Invest-by-Phone
     This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearinng House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearinng and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

     The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Redemption of Small Accounts
     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more.

By Mail
     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

Telephone Redemptions
     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund are offered in connection with the following retirement plans or programs: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans, and 403(b) Retirement Programs. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                                THE DISTRIBUTOR

     Pursuant to an Underwriting Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd., serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.


     For the fiscal year ended August 31, 1998 and 1999, purchasers of shares of the Funds paid aggregate sales charges of $282,725 and $203,174, of which the Distributor received net commissions of $39,280 and $75,635 for its services, the balance being paid to dealers. For the fiscal year ended August 31, 1999, the distributor received net commissions of $16,008 for Class A Shares and deferred sales charges of $59,627 for Class B and Class C Shares.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


Dealer Concessions

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
----------------------------------   -------------------   --------------------   -----------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administrative Services

     Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.

  First $200 million                            .085%
  $200 million to $400 million                  .05%
  $400 million to $600 million                  .03%
  $600 million to $800 million                  .02%
  $800 million to $1 billion                    .015%
  Greater than $1 billion                       .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended August 31, 1999, Equity Planning received $123,066.


                               DISTRIBUTION PLANS

     The Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each series of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

     Pursuant to the Plans, the Funds will pay the Distributor 0.25% of the average daily net assets of the Funds for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Plans, the Funds may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     For the fiscal year ended August 31, 1999 the Funds paid Rule 12b-1 Fees in the amount of $414,365, of which the Distributor received $319,335, W.S. Griffith & Co., an affiliate, received $6,834 and unaffiliated broker-dealers received $88,196. The Rule 12b-1 payments were used for (1) compensation to dealers, $300,641; (2) compensation to sales personnel, $786,948; (3) advertising, $521,404; (4) service costs, $83,411; (5) printing and mailing of prospectuses to other than current shareholders, $20,163; and (6) other, $164,576. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At August 31, 1999, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $1,212,366 (equal to 1.24% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

     On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to amend the Plans.

                            MANAGEMENT OF THE TRUST

     The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                              Positions Held                         Principal Occupations
Name, Address and Age         With the Trust                        During the Past 5 Years
--------------------------   ----------------   --------------------------------------------------------------
Robert Chesek (65)           Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Vice President, Common Stock, Phoenix Home Life
                                                Mutual Insurance Company (1980-1994).

E. Virgil Conway (70)        Trustee            Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                            of New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation
                                                (1975-present), The Harlem Youth Development Foundation
                                                (1987-present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                present), Realty Foundation of New York (1972-present), New
                                                York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Academy of Political Science (Vice
                                                Chairman) (1985 to present). Director/Trustee, Phoenix Funds
                                                (1993-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Director, Duff & Phelps Utilities Tax-Free Income
                                                Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                (1995-present). Advisory Director, Fund Directions (1993-
                                                1998). Chairman/Member, Audit Committee of the City of New
                                                York (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                                Chairman (1992-1995), Financial Accounting Standards
                                                Advisory Council (1992-1995).

Harry Dalzell-Payne (70)     Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present).
                                                Formerly a Major General of the British Army.

                                Positions Held                           Principal Occupations
Name, Address and Age          With the Trust                           During the Past 5 Years
----------------------------   ----------------   ------------------------------------------------------------------
*Francis E. Jeffries (69)      Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                               Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                         Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                  Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                  Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                  Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                  Director, The Empire District Electric Company (1984-
                                                  present). Director (1989-1997), Chairman of the Board (1993-
                                                  1997), President (1989-1993), and Chief Executive Officer
                                                  (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Trustee            Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                 (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                      present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                                Evergreen International Fund, Inc. (1989-present). Trustee,
                                                  Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                  Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                  and Master Reserves Trust.

*Philip R. McLoughlin (53)     Trustee and        Chairman (1997-present), Director (1995-present), Vice
                               President          Chairman (1995-1997) and Chief Executive Officer (1995-
                                                  present), Phoenix Investment Partners, Ltd. Director (1994-
                                                  present) and Executive Vice President, Investments (1988-
                                                  present), Phoenix Home Life Mutual Insurance Company.
                                                  Director/Trustee and President, Phoenix Funds (1989-present).
                                                  Trustee and President, Phoenix-Aberdeen Series Fund and
                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                  (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                  Trust Inc. (1995-present). Trustee Phoenix-Seneca Funds (1999-
                                                  present). Director (1983-present) and Chairman (1995-present),
                                                  Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                  President (1990- present), Phoenix Equity Planning Corporation.
                                                  Director (1993-present), Chairman (1993-present) and Chief
                                                  Executive Officer (1993-1995), National Securities & Research
                                                  Corporation. Director, Phoenix Realty Group, Inc. (1994-present),
                                                  Phoenix Realty Advisors, Inc. (1987-present), Phoenix Realty
                                                  Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                  (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                  Vice President, Phoenix Life and Annuity Company (1996-
                                                  present). Director and Executive Vice President, PHL Variable
                                                  Insurance Company (1995-present). Director, Phoenix Charter
                                                  Oak Trust Company (1996-present). Director and Vice President,
                                                  PM Holdings, Inc. (1985-present). Director, PHL Associates, Inc.
                                                  (1995-present). Director and President, Phoenix Securities
                                                  Group, Inc. (1993-1995). Director (1992-present) and President
                                                  (1992-1994), W.S. Griffith & Co., Inc.

                               Positions Held                         Principal Occupations
Name, Address and Age         With the Trust                         During the Past 5 Years
---------------------------   ----------------   ---------------------------------------------------------------
Everett L. Morris (71)        Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present).

*James M. Oates (53)          Trustee            Chairman, IBEX Capital Markets Inc. (formerly IBEX Capital
Managing Director                                Markets, LLC) (1997-present). Managing Director, Wydown
The Wydown Group                                 Group (1994-present). Director, Phoenix Investment Partners,
IBEX Capital Markets Inc.                        Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
60 State Street                                  present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 950                                        Duff & Phelps Institutional Mutual Funds (1996-present).
Boston, MA 02109                                 Director, AIB Govett Funds (1991-present), Investors
                                                 Financial Service Corporation (1995-present), Investors Bank
                                                 & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                 (1995-present) Stifel Financial (1996-present) and Command
                                                 Systems, Inc. (1998-present) Connecticut River Bancorp
                                                 (1998-present) and Endowment for Health, Inc. (1999-
                                                 present). Member, Chief Executives Organization (1996-
                                                 present). Vice Chairman, Massachusetts Housing Partnership
                                                 (1998-1999). Director, Blue Cross and Blue Shield of New
                                                 Hampshire (1994-1999).

*Calvin J. Pedersen (57)      Trustee            Director (1986-present), President (1993-present) and
Phoenix Investment                               Executive Vice President (1992-1993), Phoenix Investment
Partners Ltd.                                    Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                       Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                                and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                 Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                 Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                 Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (71)        Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                     Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                               Edison Company (1978-present), Landauer, Inc. (medical
                                                 services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                 (diversified manufacturer) (1985-present). Member, Directors
                                                 Advisory Council, Phoenix Home Life Mutual Insurance
                                                 Company (1998-present). Director, Phoenix Home Life Mutual
                                                 Insurance Company (1972-1998).

Richard E. Segerson (53)      Trustee            Managing Director, Northway Management Company (1998-
102 Valley Road                                  present). Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 07840                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                 Phelps Institutional Mutual Funds (1996-present). Managing
                                                 Director, Mullin Associates (1993-1998).

                                 Positions Held                         Principal Occupations
Name, Address and Age           With the Trust                         During the Past 5 Years
-----------------------------   ----------------   ---------------------------------------------------------------
Lowell P. Weicker, Jr. (68)     Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                   (1995-present), Burroughs Wellcome Fund (1996-present),
                                                   HPSC Inc. (1995-present), Duty Free International, Inc.
                                                   (1997-1998) and Compuware (1996-present). Visiting
                                                   Professor, University of Virginia (1997-present). Chairman,
                                                   Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                   of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive          Director and Executive Vice President--Investments, Phoenix
                                Vice               Investment Partners, Ltd. (1995-present). Executive Vice
                                President          President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                   Series Fund (1996-present). Executive Vice President (1997-
                                                   present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                   Institutional Mutual Funds. Director (1994-present), President
                                                   (1995-present), Executive Vice President (1994-1995), Vice
                                                   President (1991-1994), Phoenix Investment Counsel, Inc.
                                                   Director, Phoenix Equity Planning Corporation (1995-present).
                                                   Senior Vice President, Securities Investments, Phoenix Home
                                                   Life Mutual Insurance Company (1993-1995).

Christian C. Bertelsen (56)     Vice               Managing Director, Value Equities, Phoenix Investment
                                President          Counsel, Inc. (1997-present). Senior Vice President and Chief
                                                   Investment Officer, Zurich Kemper (1996-1997). Vice
                                                   President and Portfolio Manager, Zurich Kemper Small Cap
                                                   Fund and Zurich Kemper Contrarian Fund (1996-1997).
                                                   Senior Vice President, Eagle Asset Management (1993-1996).
                                                   Vice President and Portfolio Manager, Heritage Value Fund
                                                   and Golden Select Variable Annuity Value Trust (1995-1996).

William R. Moyer (55)           Vice               Executive Vice President and Chief Financial Officer (1999-
100 Bright Meadow Blvd.         President          present), Senior Vice President and Chief Financial Officer,
P.O. Box 2200                                      Phoenix Investment Partners, Ltd. (1995-1999). Director
Enfield, CT 06083-2200                             (1998-present), Senior Vice President, Finance (1990-present),
                                                   Chief Financial Officer (1996-present), and Treasurer (1994-
                                                   1996 and 1998-present), Phoenix Equity Planning
                                                   Corporation. Director (1998-present), Senior Vice President
                                                   (1990-present), Chief Financial Officer (1996-present) and
                                                   Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                   Senior Vice President and Chief Financial Officer, Duff &
                                                   Phelps Investment Management Co. (1996-present). Vice
                                                   President, Phoenix Funds (1990-present), Phoenix-Duff &
                                                   Phelps Institutional Mutual Funds (1996-present) and
                                                   Phoenix- Aberdeen Series Fund (1996-present). Vice
                                                   President, Investment Products Finance, Phoenix Home Life
                                                   Mutual Insurance Company (1990-1995). Senior Vice
                                                   President and Chief Financial Officer, W. S. Griffith & Co.,
                                                   Inc. (1992-1995) and Townsend Financial Advisers, Inc.
                                                   (1993-1995).

                             Positions Held                          Principal Occupations
Name, Address and Age       With the Trust                          During the Past 5 Years
-------------------------   ----------------   ----------------------------------------------------------------
Leonard J. Saltiel (45)     Vice               Managing Director, Operations and Service (1996-present),
                            President          Senior Vice President (1994-1996), Phoenix Equity Planning
                                               Corporation. Vice President, Phoenix Funds (1994-present),
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Investment Operations, Phoenix Home Life
                                               Mutual Insurance Company (1994-1995). Various positions
                                               with Home Life Insurance Company and Phoenix Home Life
                                               Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (47)       Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer
                                               (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                               Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1995-present) and Phoenix-Aberdeen
                                               Series Fund (1996-present). Second Vice President and
                                               Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                               Insurance Company (1994-1995). Various positions with Phoenix
                                               Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (52)       Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                              Mutual Insurance Co. (1993-present). Vice President, Transfer
Greenfield, MA 01301                           Agent Operations (1993-1996), Vice President, Mutual Fund
                                               Customer Service (1996-present), Phoenix Equity Planning
                                               Corporation. Secretary/Clerk, Phoenix Funds (1993-present).
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Home Life of New York Insurance Company
                                               (1984-1992).


-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


     For services rendered to the Fund for the fiscal year ended August 31, 1999, the Trustees received aggregate remuneration of $31,475. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

For the Funds' last fiscal year, the Trustees received the following compensation:


                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                  $2,838                                                        $62,750
E. Virgil Conway+              $3,750                                                        $83,250
Harry Dalzell-Payne+           $3,338                                                        $73,750
Francis E. Jeffries            $2,750*                                                       $61,000
Leroy Keith, Jr.               $2,838                                                        $62,750
Philip R. McLoughlin+          $    0         None for                                       $     0
Everett L. Morris+             $3,250         any Trustee                                    $72,750
James M. Oates+                $3,250                                                        $72,250
Calvin Pedersen                $    0                                                        $     0
Herbert Roth, Jr.+             $2,963                                                        $66,000
Richard E. Segerson            $3,250*                                                       $72,000
Lowell P. Weicker, Jr.         $3,250                                                        $71,000



 *This compensation (and the earnings thereon) paid to Messrs. Jeffries and Roth, will be deferred pursuant to the Directors' Deferred Compensation Plan. At September 30, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $241,931.17, $153,651.87, $152,500.93 and $55,754.32, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

 +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

     At Delcember 7, 1999, the trustees and officers as a group owned less than 1% of the outstanding shares of the Trust.


Principal Shareholders

     The following table sets forth information as of December 3, 1999 with respect to each person who owns of record or is known by the Funds to own of record or beneficially own 5% or more of any class of each Fund's equity securities.



     Name of Shareholder          Class      Number of Shares     Percent of Class
-----------------------------   ---------   ------------------   -----------------
Small Cap Value Fund
Phoenix Home Life                Class A         472,213.4720         17.90%
56 Prospect St.
Hartford, CT 06103-2818

MLPF&S For The Sole              Class B         121,687.0450         13.80%
Benefit of its Customers         Class C         128,001.1960         19.76%
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

Value Equity Fund
Phoenix Home Life                Class A       1,161,424.8790         51.45%
56 Prospect St.                  Class B       1,381,952.4690         66.98%
Hartford, CT 06103-2818

MLPF&S For the Sole              Class C          48,614.9950          8.71%
Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

                               OTHER INFORMATION

Capital Stock

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution plan fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.

     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Funds' assets (the "Custodian"). Equity Planning, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, CT 06083-2250, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Report to Shareholders

     The fiscal year of the Funds ends on August 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year.

Financial Statements

     The Financial Statements for the Fund's fiscal year ended August 31, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix-Hollister Small Cap Value Fund


                         INVESTMENTS AT AUGUST 31, 1999

                                             SHARES         VALUE
                                            --------   ----------------
COMMON STOCKS--92.7%

BANKS (REGIONAL)--2.4%
Cullen/Frost Bankers, Inc.............        40,000   $      1,045,000
BIOTECHNOLOGY--2.5%
Cell Genesys, Inc.(b).................       120,000          1,065,000

CHEMICALS (SPECIALTY)--1.0%
Fuller (H.B.) Co......................         7,000            421,750
COMMUNICATIONS EQUIPMENT--7.8%
C-Cube Microsystems, Inc.(b)..........        42,000          1,168,125
General Instrument Corp.(b)...........        18,000            885,375
L-3 Communications Holdings,
Inc.(b)...............................        15,000            595,312
ViaSat, Inc.(b).......................        47,000            696,187
                                                       ----------------
                                                              3,344,999
                                                       ----------------
COMPUTERS (HARDWARE)--2.8%
Computer Network Technology
Corp.(b)..............................        75,000          1,185,937

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Network Associates, Inc.(b)...........        15,000            253,125

CONSTRUCTION (CEMENT & AGGREGATES)--1.3%
Texas Industries, Inc.................        18,000            576,000

ELECTRICAL EQUIPMENT--4.0%
Black Box Corp.(b)....................        25,000          1,146,875
Littelfuse, Inc.(b)...................        28,000            556,500
                                                       ----------------
                                                              1,703,375
                                                       ----------------
                                             SHARES         VALUE
                                            --------   ----------------

ELECTRONICS (SEMICONDUCTORS)--15.5%
Amkor Technology, Inc.(b).............        96,000   $      1,692,000
Atmel Corp.(b)........................        52,000          2,044,250
Dallas Semiconductor Corp.............        29,000          1,464,500
SMART Modular Technologies, Inc.(b)...        70,000          1,456,875
                                                       ----------------
                                                              6,657,625
                                                       ----------------

ENGINEERING & CONSTRUCTION--3.4%
Dycom Industries, Inc.(b).............        30,000            926,250
MasTec, Inc.(b).......................        19,000            530,812
                                                       ----------------
                                                              1,457,062
                                                       ----------------

HEALTH CARE (GENERIC AND OTHER)--2.6%
Dura Pharmaceuticals, Inc.(b).........        85,000          1,131,562

HEALTH CARE (MANAGED CARE)--2.1%
Trigon Healthcare, Inc.(b)............        25,000            907,812

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.5%
Cooper Companies, Inc. (The)..........        35,000            837,813
Eclipse Surgical Technologies, Inc.
(b)...................................        45,000            646,875
                                                       ----------------
                                                              1,484,688
                                                       ----------------

HOMEBUILDING--1.8%
Lennar Corp...........................        40,000            760,000

INSURANCE (PROPERTY-CASUALTY)--9.2%
Commerce Group, Inc. (The)............        20,000            445,000
Frontier Insurance Group, Inc.........        60,000            727,500
Horace Mann Educators Corp............        45,000          1,355,625
Radian Group, Inc.....................        15,000            694,688
RenaissanceRe Holdings Ltd............        11,000            397,375

                       See Notes to Financial Statements                       3

Phoenix-Hollister Small Cap Value Fund

                                             SHARES         VALUE
                                            --------   ----------------
INSURANCE (PROPERTY-CASUALTY)--CONTINUED
Selective Insurance Group, Inc........        17,000   $        302,813
                                                       ----------------
                                                              3,923,001
                                                       ----------------

MANUFACTURING (DIVERSIFIED)--1.6%
Furon Co..............................        43,000            688,000

OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Gulf Island Fabrication, Inc.(b)......        18,000            231,750

POWER PRODUCERS (INDEPENDENT)--4.4%
Calpine Corp.(b)......................        21,000          1,903,125
REITS--7.1%
Health Care REIT, Inc.................        31,000            623,875
Hospitality Properties Trust..........        21,000            564,375
LaSalle Hotel Properties..............        60,000            866,250
RFS Hotel Investors, Inc..............        37,000            423,188
Sunstone Hotel Investors, Inc.........        61,000            549,000
                                                       ----------------
                                                              3,026,688
                                                       ----------------
RESTAURANTS--0.9%
Lone Star Steakhouse & Saloon,
Inc.(b)...............................        49,000            373,625
RETAIL (SPECIALTY)--2.4%
Claire's Stores, Inc..................        55,000          1,034,688
RETAIL (SPECIALTY-APPAREL)--3.4%
Men's Wearhouse, Inc. (The)(b)........        25,000            515,625
Talbots, Inc. (The)...................        30,000            928,125
                                                       ----------------
                                                              1,443,750
                                                       ----------------
SAVINGS & LOAN COMPANIES--1.4%
Bank United Corp. Class A.............        18,000            617,625
SERVICES (COMMERCIAL & CONSUMER)--3.0%
Crown Castle International Corp.(b)...        35,000            529,375
                                             SHARES         VALUE
                                            --------   ----------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Wackenhut Corp. (The) Class A.........        31,000   $        749,813
                                                       ----------------
                                                              1,279,188
                                                       ----------------

SPECIALTY PRINTING--4.2%
Valassis Communications, Inc.(b)......        41,000          1,793,750

TELEPHONE--3.3%
Network Access Solutions Corp.(b).....       100,000          1,425,000
- -----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $36,082,913)                                39,734,125
- -----------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.0%

COMMUNICATIONS EQUIPMENT--2.0%
Gilat Satellite Networks Ltd.
(Israel)(b)...........................        18,000            848,250
- -----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,018,432)                                    848,250
- -----------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--2.5%
AMEX Financial Select Sector
Depository Receipts...................        14,000            330,969
Diamonds Trust, Series I..............         7,000            756,875
- -----------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $1,107,984)                                  1,087,844
- -----------------------------------------------------------------------

TOTAL INVESTMENTS--97.2%
(IDENTIFIED COST $38,209,329)                                41,670,219(a)
Cash and receivables, less liabilities--2.8%                  1,215,485
                                                       ----------------
NET ASSETS--100.0%                                     $     42,885,704
                                                       ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,558,332 and gross depreciation of $2,221,257 for federal income tax purposes. At August
                        31, 1999, the aggregate cost of securities for federal income tax purposes was $38,333,144.
(b)                     Non-income producing.

4                      See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999

ASSETS
Investment securities at value
  (Identified cost $38,209,329)       $41,670,219
Cash                                       38,010
Receivables
  Investment securities sold            2,111,564
  Fund shares sold                         54,659
  Dividends and interest                   22,825
Prepaid expenses                              621
                                      -----------
    Total assets                       43,897,898
                                      -----------
LIABILITIES
Payables
  Investment securities purchased         780,186
  Fund shares repurchased                  19,391
  Investment advisory fee                  98,718
  Distribution fee                         19,063
  Transfer agent fee                       17,867
  Trustees' fee                             8,617
  Financial agent fee                       6,185
Accrued expenses                           62,167
                                      -----------
    Total liabilities                   1,012,194
                                      -----------
NET ASSETS                            $42,885,704
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $39,329,797
Accumulated net realized gain              95,017
Net unrealized appreciation             3,460,890
                                      -----------
NET ASSETS                            $42,885,704
                                      ===========
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $26,926,466)              2,360,383
Net asset value per share                  $11.41
Offering price per share
  $11.41/(1-4.75%)                         $11.98
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $9,493,760)                 842,647
Net asset value and offering price
  per share                                $11.27
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $6,465,478)                 573,841
Net asset value and offering price
  per share                                $11.27

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

INVESTMENT INCOME
Dividends                             $   479,080
Interest                                   36,035
Foreign taxes withheld                       (480)
                                      -----------
    Total investment income               514,635
                                      -----------
EXPENSES
Investment advisory fee                   304,049
Distribution fee, Class A                  52,948
Distribution fee, Class B                  79,934
Distribution fee, Class C                  45,972
Distribution fee, Class M                      35
Financial agent fee                        57,911
Transfer agent                             73,221
Printing                                   21,973
Professional                               18,982
Registration                               18,554
Organizational                             17,418
Trustees                                   16,458
Custodian                                  13,030
Miscellaneous                               5,192
                                      -----------
    Total expenses                        725,677
    Less expenses borne by
     investment adviser                  (158,287)
                                      -----------
    Net expenses                          567,390
                                      -----------
NET INVESTMENT LOSS                       (52,755)
                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities           192,893
Net change in unrealized
  appreciation (depreciation) on
  investments                          10,201,578
                                      -----------
NET GAIN ON INVESTMENTS                10,394,471
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $10,341,716
                                      ===========

                       See Notes to Financial Statements                       5

Phoenix-Hollister Small Cap Value Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  From
                                                                                Inception
                                                                Year Ended     11/20/97 to
                                                                  8/31/99        8/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $   (52,755)   $   (66,488)
  Net realized gain (loss)                                          192,893         12,932
  Net change in unrealized appreciation (depreciation)           10,201,578     (6,740,688)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   10,341,716     (6,794,244)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                                       (29,557)            --
  Net realized gains, Class B                                       (11,989)            --
  Net realized gains, Class C                                        (5,756)            --
  In excess of net investment income, Class A                            --        (27,475)
  In excess of net investment income, Class B                            --         (2,932)
  In excess of net investment income, Class C                            --         (1,800)
  In excess of net investment income, Class M                            --           (251)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS         (47,302)       (32,458)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,080,990 and 2,003,648
    shares, respectively)                                        11,142,835     20,830,478
  Net asset value of shares issued from reinvestment of
    distributions (2,728 and 2,693 shares, respectively)             27,226         26,901
  Cost of shares repurchased (513,966 and 215,710 shares,
    respectively)                                                (5,211,308)    (2,249,618)
                                                                -----------    -----------
Total                                                             5,958,753     18,607,761
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (328,886 and 779,154 shares,
    respectively)                                                 3,326,336      8,252,028
  Net asset value of shares issued from reinvestment of
    distributions (1,052 and 224 shares, respectively)               10,468          2,235
  Cost of shares repurchased (221,287 and 45,382 shares,
    respectively)                                                (2,235,715)      (463,815)
                                                                -----------    -----------
Total                                                             1,101,089      7,790,448
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (338,260 and 381,563 shares,
    respectively)                                                 3,417,996      4,020,977
  Net asset value of shares issued from reinvestment of
    distributions (397 and 102 shares, respectively)                  3,935          1,015
  Cost of shares repurchased (108,144 and 38,337 shares,
    respectively)                                                (1,092,574)      (402,328)
                                                                -----------    -----------
Total                                                             2,329,357      3,619,664
                                                                -----------    -----------
CLASS M
  Proceeds from sales of shares (0 and 14,556 shares,
    respectively)                                                        --        146,910
  Net asset value of shares issued from reinvestment of
    distributions (0 and 25 shares, respectively)                        --            250
  Cost of shares repurchased (10,849 and 3,732 shares,
    respectively)                                                   (95,668)       (40,572)
                                                                -----------    -----------
Total                                                               (95,668)       106,588
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       9,293,531     30,124,461
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          19,587,945     23,297,759
NET ASSETS
  Beginning of period                                            23,297,759              0
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0,
    RESPECTIVELY]                                               $42,885,704    $23,297,759
                                                                ===========    ===========

6                      See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          CLASS A                           CLASS B                           CLASS C
                                 --------------------------        --------------------------        --------------------------
                                                   FROM                              FROM                              FROM
                                  YEAR           INCEPTION          YEAR           INCEPTION          YEAR           INCEPTION
                                  ENDED         11/20/97 TO         ENDED         11/20/97 TO         ENDED         11/20/97 TO
                                 8/31/99          8/31/98          8/31/99          8/31/98          8/31/99          8/31/98
Net asset value, beginning of
  period                          $8.11            $10.00           $8.07            $10.00           $8.07            $10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)     0.01(1)(2)       (0.01)(1)(2)    (0.06)(1)(3)      (0.08)(1)(3)    (0.06)(1)(4)      (0.08)(1)(4)
  Net realized and unrealized
    gain (loss)                    3.31             (1.85)           3.28             (1.82)           3.28             (1.82)
                                 -------          -------          -------          -------          -------          -------
      TOTAL FROM INVESTMENT
        OPERATIONS                 3.32             (1.86)           3.22             (1.90)           3.22             (1.90)
                                 -------          -------          -------          -------          -------          -------
LESS DISTRIBUTIONS
  Dividends from net realized
    gains                         (0.02)               --           (0.02)               --           (0.02)               --
  In excess of net investment
    income                           --             (0.03)             --             (0.03)             --             (0.03)
                                 -------          -------          -------          -------          -------          -------
      TOTAL DISTRIBUTIONS         (0.02)            (0.03)          (0.02)            (0.03)          (0.02)            (0.03)
                                 -------          -------          -------          -------          -------          -------
Change in net asset value          3.30             (1.89)           3.20             (1.93)           3.20             (1.93)
                                 -------          -------          -------          -------          -------          -------
NET ASSET VALUE, END OF PERIOD   $11.41             $8.11          $11.27             $8.07          $11.27             $8.07
                                 =======          =======          =======          =======          =======          =======
Total return(5)                   40.90%           (18.64)%(6)      39.86%           (19.07)%(6)      39.86%           (19.09)%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $26,926          $14,519          $9,494            $5,922          $6,465            $2,770

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses               1.40%             1.40%(7)        2.15%             2.15%(7)        2.15%             2.15%(7)
  Net investment income (loss)     0.15%            (0.14)%(7)      (0.60)%           (1.01)%(7)      (0.60)%           (0.98)%(7)
Portfolio turnover                  203%              105%(6)         203%              105%(6)         203%              105%(6)

(1) Computed using average shares outstanding.

(2) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(3) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(4) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.14, respectively.

(5) Maximum sales charges are not reflected in the total return calculation.

(6) Not annualized.

(7) Annualized.

                       See Notes to Financial Statements                       7

Phoenix-Hollister Value Equity Fund


                         INVESTMENTS AT AUGUST 31, 1999

                                               SHARES         VALUE
                                              --------   ----------------
COMMON STOCKS--81.0%
AUTO PARTS & EQUIPMENT--2.8%
Delphi Automotive Systems Corp..........       82,500    $      1,546,875

BANKS (MONEY CENTER)--8.3%
Bank of America Corp....................       20,000           1,210,000
Chase Manhattan Corp. (The).............       22,000           1,841,125
Morgan (J.P.) & Co., Inc................       11,500           1,485,656
                                                         ----------------
                                                                4,536,781
                                                         ----------------

BEVERAGES (ALCOHOLIC)--2.8%
Anheuser-Busch Companies, Inc...........       20,000           1,540,000

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
MediaOne Group, Inc.(b).................       18,000           1,183,500
CHEMICALS--0.9%
Praxair, Inc............................       10,000             470,000
CHEMICALS (DIVERSIFIED)--2.8%
Monsanto Co.............................       38,000           1,560,375

COMMUNICATIONS EQUIPMENT--2.8%
CIENA Corp.(b)..........................       44,000           1,545,500

COMPUTERS (NETWORKING)--1.4%
3Com Corp.(b)...........................       30,000             744,375

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Computer Associates International,
Inc.....................................       22,000           1,243,000
Healtheon Corp.(b)......................       20,000             676,250
                                                         ----------------
                                                                1,919,250
                                                         ----------------
                                               SHARES         VALUE
                                              --------   ----------------

ELECTRICAL EQUIPMENT--5.1%
Honeywell, Inc..........................       24,800    $      2,814,800

ENGINEERING & CONSTRUCTION--2.3%
Dycom Industries, Inc.(b)...............       40,000           1,235,000

ENTERTAINMENT--2.6%
Royal Caribbean Cruises Ltd.............       30,000           1,404,375

FINANCIAL (DIVERSIFIED)--8.7%
Citigroup, Inc..........................       40,000           1,777,500
Fannie Mae..............................       18,000           1,118,250
SLM Holding Corp........................       42,000           1,855,875
                                                         ----------------
                                                                4,751,625
                                                         ----------------

INSURANCE (MULTI-LINE)--5.8%
American International Group, Inc.......       19,000           1,761,063
CIGNA Corp..............................       16,000           1,437,000
                                                         ----------------
                                                                3,198,063
                                                         ----------------

MACHINERY (DIVERSIFIED)--2.2%
Caterpillar, Inc........................       21,000           1,189,125

MANUFACTURING (DIVERSIFIED)--9.2%
Corning, Inc............................       33,000           2,194,500
Eaton Corp..............................       18,000           1,764,000
Illinois Tool Works, Inc................       14,000           1,091,125
                                                         ----------------
                                                                5,049,625
                                                         ----------------

MANUFACTURING (SPECIALIZED)--2.4%
Diebold, Inc............................       50,000           1,331,250

8                       See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                                               SHARES         VALUE
                                              --------   ----------------
OFFICE EQUIPMENT & SUPPLIES--2.5%
Pitney Bowes, Inc.......................       23,000    $      1,357,000

OIL (INTERNATIONAL INTEGRATED)--0.7%
Exxon Corp..............................        5,000             394,375
PHOTOGRAPHY/IMAGING--2.9%
Xerox Corp..............................       33,600           1,604,400

RAILROADS--0.9%
Union Pacific Corp......................       10,000             486,875
SERVICES (DATA PROCESSING)--1.6%
First Data Corp.........................       20,000             880,000

TELECOMMUNICATIONS (LONG DISTANCE)--2.2%
AT&T Corp...............................       27,000           1,215,000

TELEPHONE--4.4%
BellSouth Corp..........................       27,000           1,221,750
GTE Corp................................       17,000           1,166,625
                                                         ----------------
                                                                2,388,375
                                                         ----------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $40,774,132)                                  44,346,544
---------------------------------------------------------------------------
FOREIGN COMMON STOCKS--11.3%

COMMUNICATIONS EQUIPMENT--8.3%
Alcatel SA ADR (France).................       63,000           1,949,062
Newbridge Networks Corp. (Canada)(b)....       41,000           1,124,937
Telefonaktiebolaget LM Ericsson
Sponsored ADR (Sweden)..................       45,000           1,465,313
                                                         ----------------
                                                                4,539,312
                                                         ----------------
                                               SHARES         VALUE
                                              --------   ----------------

COMPUTERS (SOFTWARE & SERVICES)--3.0%
SAP AG Sponsored ADR (Germany)..........       50,000    $      1,650,000
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,667,039)                                    6,189,312
---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--92.3%
(IDENTIFIED COST $46,441,171)                                  50,535,856
---------------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)
                                 -----------   --------

SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
Koch Industries, Inc. 5.52%,
9/1/99.........................    A-1+          $285              285,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $285,000)                                         285,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--92.8%
(IDENTIFIED COST $46,726,171)                                   50,820,856(a)
Cash and receivables, less liabilities--7.2%                     3,970,384
                                                          ----------------
NET ASSETS--100.0%                                        $     54,791,240
                                                          ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,746,517 and gross depreciation of $1,740,723 for federal income tax purposes. At August
                        31, 1999, the aggregate cost of securities for federal income tax purposes was $46,815,062.
(b)                     Non-income producing.

                       See Notes to Financial Statements                       9

Phoenix-Hollister Value Equity Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999

ASSETS
Investment securities at value
  (Identified cost $46,726,171)       $50,820,856
Cash                                      188,813
Receivables
  Investment securities sold            4,696,360
  Fund shares sold                        104,660
  Dividends and interest                   58,236
Prepaid expenses                              688
                                      -----------
    Total assets                       55,869,613
                                      -----------
LIABILITIES
Payables
  Investment securities purchased         826,998
  Fund shares repurchased                   9,630
  Investment advisory fee                 123,631
  Distribution fee                         30,053
  Transfer agent fee                       12,300
  Trustees' fee                             8,617
  Financial agent fee                       7,015
Accrued expenses                           60,129
                                      -----------
    Total liabilities                   1,078,373
                                      -----------
NET ASSETS                            $54,791,240
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $51,189,350
Accumulated net realized loss            (492,795)
Net unrealized appreciation             4,094,685
                                      -----------
NET ASSETS                            $54,791,240
                                      ===========
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $26,974,253)              2,226,738
Net asset value per share                  $12.11
Offering price per share
  $12.11/(1-4.75%)                         $12.71
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $24,709,291)              2,059,944
Net asset value and offering price
  per share                                $12.00
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $3,107,696)                 258,908
Net asset value and offering price
  per share                                $12.00

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

INVESTMENT INCOME
Dividends                              $  599,766
Interest                                    7,025
Foreign taxes withheld                     (9,251)
                                       ----------
    Total investment income               597,540
                                       ----------
EXPENSES
Investment advisory fee                   323,222
Distribution fee, Class A                  65,123
Distribution fee, Class B                 141,449
Distribution fee, Class C                  28,862
Distribution fee, Class M                      42
Financial agent fee                        65,155
Transfer agent                             68,419
Registration                               24,388
Professional                               20,406
Trustees                                   20,080
Custodian                                  14,986
Organizational                             13,715
Printing                                   10,047
Miscellaneous                               7,440
                                       ----------
    Total expenses                        803,334
    Less expenses borne by investment
     adviser                             (137,203)
                                       ----------
    Net expenses                          666,131
                                       ----------
NET INVESTMENT LOSS                       (68,591)
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities            87,678
Net change in unrealized appreciation
  (depreciation) on investments         8,940,662
                                       ----------
NET GAIN ON INVESTMENTS                 9,028,340
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $8,959,749
                                       ==========

10                     See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  From
                                                                                Inception
                                                                Year Ended     11/5/97 to
                                                                  8/31/99        8/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $   (68,591)   $    15,327
  Net realized gain (loss)                                           87,678       (579,675)
  Net change in unrealized appreciation (depreciation)            8,940,662     (4,845,977)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    8,959,749     (5,410,325)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Class A                                      (61,486)       (11,186)
Net investment income, Class B                                       (2,136)        (2,802)
Net investment income, Class C                                         (982)        (1,239)
Net investment income, Class M                                           --           (100)
In excess of net investment income, Class A                         (49,116)        (6,975)
In excess of net investment income, Class B                          (1,706)        (1,747)
In excess of net investment income, Class C                            (784)          (773)
In excess of net investment income, Class M                              --            (61)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (116,210)       (24,883)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (511,993 and 2,356,722
    shares, respectively)                                         6,168,646     25,504,049
  Net asset value of shares issued from reinvestment of
    distributions (9,487 and 1,823 shares, respectively)            110,073         18,045
  Cost of shares repurchased (504,840 and 148,447 shares,
    respectively)                                                (6,064,609)    (1,615,279)
                                                                -----------    -----------
Total                                                               214,110     23,906,815
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (1,603,387 and 621,551
    shares, respectively)                                        20,006,209      6,514,113
  Net asset value of shares issued from reinvestment of
    distributions (298 and 370 shares, respectively)                  3,446          3,662
  Cost of shares repurchased (138,841 and 26,821 shares,
    respectively)                                                (1,652,638)      (296,436)
                                                                -----------    -----------
Total                                                            18,357,017      6,221,339
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (87,709 and 260,718 shares,
    respectively)                                                   985,203      2,734,842
  Net asset value of shares issued from reinvestment of
    distributions (122 and 108 shares, respectively)                  1,405          1,073
  Cost of shares repurchased (54,302 and 35,447 shares,
    respectively)                                                  (656,192)      (375,236)
                                                                -----------    -----------
Total                                                               330,416      2,360,679
                                                                -----------    -----------
CLASS M
  Proceeds from sales of shares (0 and 12,175 shares,
    respectively)                                                        --        122,245
  Net asset value of shares issued from reinvestment of
    distributions (0 and 16 shares, respectively)                        --            161
  Cost of shares repurchased (10,024 and 2,167 shares,
    respectively)                                                  (105,146)       (24,727)
                                                                -----------    -----------
Total                                                              (105,146)        97,679
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      18,796,397     32,586,512
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          27,639,936     27,151,304
NET ASSETS
  Beginning of period                                            27,151,304              0
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $69,817,
    RESPECTIVELY]                                               $54,791,240    $27,151,304
                                                                ===========    ===========

                       See Notes to Financial Statements                      11

Phoenix-Hollister Value Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          CLASS A                          CLASS B                          CLASS C
                                 -------------------------        -------------------------        -------------------------
                                                   FROM                             FROM                             FROM
                                  YEAR          INCEPTION          YEAR          INCEPTION          YEAR          INCEPTION
                                  ENDED         11/5/97 TO         ENDED         11/5/97 TO         ENDED         11/5/97 TO
                                 8/31/99         8/31/98          8/31/99         8/31/98          8/31/99         8/31/98
Net asset value, beginning of
  period                           $8.94          $10.00            $8.89          $10.00            $8.89          $10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)      0.02(1)(2)      0.03(1)(2)      (0.07)(1)(3)    (0.04)(1)(3)     (0.07)(1)(4)    (0.04)(1)(4)
  Net realized and unrealized
    gain (loss)                     3.20           (1.07)            3.19           (1.05)            3.19           (1.05)
                                 -------         -------          -------         -------          -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                  3.22           (1.04)            3.12           (1.09)            3.12           (1.09)
                                 -------         -------          -------         -------          -------         -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.03)          (0.01)           (0.01)          (0.01)           (0.01)          (0.01)
  In excess of net investment
    income                         (0.02)          (0.01)              --           (0.01)              --           (0.01)
                                 -------         -------          -------         -------          -------         -------
      TOTAL DISTRIBUTIONS          (0.05)          (0.02)           (0.01)          (0.02)           (0.01)          (0.02)
                                 -------         -------          -------         -------          -------         -------
Change in net asset value           3.17           (1.06)            3.11           (1.11)            3.11           (1.11)
                                 -------         -------          -------         -------          -------         -------
NET ASSET VALUE, END OF PERIOD    $12.11           $8.94           $12.00           $8.89           $12.00           $8.89
                                 =======         =======          =======         =======          =======         =======
Total return(5)                    35.89%         (10.28)%(6)       35.05%         (10.92)%(6)       34.91%         (10.86)%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $26,974         $19,766          $24,709          $5,291           $3,108          $2,005

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.25%           1.25%(7)         2.00%           2.00%(7)         2.00%           2.00%(7)
  Net investment income (loss)      0.14%           0.31%(7)        (0.62)%         (0.45)%(7)       (0.60)%         (0.45)%(7)
Portfolio turnover                   192%             59%(6)          192%             59%(6)          192%             59%(6)

(1) Computed using average shares outstanding.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.15, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.15, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.15, respectively.
(5) Maximum sales charges are not reflected in the total return calculation.
(6) Not annualized.
(7) Annualized.

12                     See Notes to Financial Statements

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Investment Trust 97 (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series, each a "Fund". Each Fund has distinct investment objectives.

  Phoenix-Hollister Small Cap Value Fund seeks long-term capital appreciation. Phoenix-Hollister Value Equity Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income by investing in a diversified portfolio of common stocks.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with the front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999 (CONTINUED)

directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. OPTIONS:

  Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
- ----                               --------   --------   --------
Small Cap Value Fund...............   0.90%      0.85%      0.80%
Value Equity Fund..................   0.75%      0.70%      0.65%

  The Adviser has voluntarily agreed to assume total operating expenses of each Fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values for each Fund:

                                    Class A    Class B    Class C
                                     Shares     Shares     Shares
                                    --------   --------   --------
Small Cap Value Fund..............   1.40%      2.15%      2.15%
Value Equity Fund.................   1.25%      2.00%      2.00%

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $16,008 for Class A shares, and deferred sales charges of $53,653 for Class B shares and $5,974 for Class C shares for the year ended August 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended August 31, 1999, $319,335 was retained by the Distributor, $88,196 was paid to unaffiliated participants, and $6,834 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of each Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended August 31, 1999, transfer agent fees were $141,640 of which PEPCO retained $8,079 which is net of the fees paid to State Street.

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999 (CONTINUED)

  At August 31, 1999, PHL and its affiliates held shares of the Trust which aggregated the following:

                                                  Aggregate Net
                                       Shares      Asset Value
                                      ---------   -------------
Small Cap Value Fund, Class A.......    472,213    $ 5,387,956
Value Equity Fund, Class A..........  1,161,425     14,064,855
Value Equity Fund, Class B..........  1,381,952     16,583,430

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended August 31, 1999 (excluding U.S. Government and agency securities, and short-term securities) aggregated the following:

                                        Purchases       Sales
                                       -----------   -----------
Small Cap Value Fund.................  $75,326,118   $67,368,420
Value Equity Fund....................   95,787,856    81,183,929

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended August 31, 1999.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  At August 31, 1999, the Value Equity Fund had a capital loss carryover of $403,905, expiring in 2007, which may be used to offset future capital gains.

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 1999, the Small Cap Value Fund deferred capital losses of $1,016,461 and the Value Equity Fund utilized capital losses deferred in the prior year in the amount of $678,812.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                        Capital paid
                        Undistributed    Accumulated    in on shares
                        net investment   net realized   of benefical
                            income       gain (loss)      interest
                        --------------   ------------   ------------
Small Cap Value
Fund..................    $   52,755      $ (37,541)     $ (15,214)
Value Equity Fund.....       114,984           (798)      (114,186)

  This report is not authorized for distribution to prospective investors in the Phoenix Investment Trust 97 unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Investment Trust 97:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Hollister Small Cap Value Fund and the Phoenix-Hollister Value Equity Fund (constituting the Phoenix Investment Trust 97, hereinafter referred to as the "Trust") at August 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 8, 1999

                          PHOENIX INVESTMENT TRUST 97

                           PART C--OTHER INFORMATION

Item 23. Exhibits


  a.1 Declaration of Trust of the Registrant previously filed as Exhibit 1.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  a.2 Amendment to Declaration of Trust changing names of series to "Phoenix-Hollister Small Cap Value Fund" and "Phoenix-Hollister Value
        Equity Fund" filed via EDGAR with Post-Effective Amendment No. 3 on
        November 30, 1998 and incorporated herein by reference.

  b.    None.

  c.1 Reference is hereby made to Article IV of Registrant's Declaration of Trust.

  d.1   Investment Advisory Agreement between Registrant and Phoenix Investment
        Counsel, Inc. filed as Exhibit 5.1 via EDGAR with Pre-Effective
        Amendment No. 1 on November 3, 1997 and incorporated by reference.

  e.1   Underwriting Agreement between Registrant and Phoenix Equity Planning
        Corporation ("Equity Planning") dated November 19, 1997 filed as Exhibit
        6.1 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed as Exhibit 6.2 via EDGAR with Post-Effective Amendment No.
        1 on May 15, 1998 and incorporated by reference.

  e.3   Form of Supplement to Phoenix Family of Funds Sales Agreement filed as
        Exhibit 6.3 via EDGAR with Post-Effective Amendment No. 1 on May 15,
        1998 and incorporated by reference.

  e.4   Form of Financial Institution Sales Contract for the Phoenix Family of
        Funds filed as Exhibit 6.4 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  f.    None.

  g.1   Master Custodian Contract between Registrant and State Street Bank and
        Trust Company dated May 1, 1997 filed as Exhibit 8.1 via EDGAR with
        Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  h.1   Transfer Agency and Service Agreement between Registrant and Equity
        Planning filed as Exhibit 9.1 via EDGAR with Pre-Effective Amendment
        No. 1 on November 3, 1997 and incorporated by reference.

  h.2   Sub-Transfer Agency Agreement between Registrant and Phoenix Equity
        Planning Corporation dated June 1, 1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  h.3   Amended and Restated Financial Agent Agreement between Registrant and
        Phoenix Equity Planning Corporation dated November 19, 1997 filed as
        Exhibit 9.3 via EDGAR with Post-Effective Amendment No.
        1 on May 15, 1998 and incorporated by reference.

  h.4   First Amendment to the Amended and Restated Financial Agreement between
        Registrant and Phoenix Equity Planning Corporation effective as of
        February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post- Effective
        Amendment No. 1 on May 15, 1998 and incorporated by reference.

  h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July
        31, 1998 filed via EDGAR with Post-Effective Amendment No. 2 on October
        30, 1998 and incorporated herein by reference.

  i.    Opinion and consent of Counsel as to legality of the shares filed via
        EDGAR as Exhibit 10 with Pre- Effective Amendment No. 1 on November 3,
        1997 and incorporated herein by reference.

  j.*   Consent of Independent Accountant filed via EDGAR herewith.

  k.    Not applicable.

  l.    Initial Capital Agreement filed as Exhibit 13 via EDGAR with
        Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  m.1 Distribution Plan for Class A Shares filed as Exhibit 15.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  m.2 Distribution Plan for Class B Shares filed as Exhibit 15.2 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  m.3 Distribution Plan for Class C Shares filed as Exhibit 15.3 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  n.    Financial Data Schedules.

  o.1   Amended and Restated Plan pursuant to Rule 18f-3 effective November 5,
        1997 filed as Exhibit 18 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  o.2 First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 effective August 26, 1998 filed via EDGAR with Post-Effective Amendment
        No. 2 on October 30, 1998 and incorporated herein by reference.

  p.1   Powers of Attorney for Messrs. Chesek, Conway, Dalzell-Payne, Jeffries,
        Keith, Morris, Oates, Pedersen, Roth, Segerson and Weicker and Ms.
        Curtiss filed via EDGAR with Post-Effective Amendment No. 3 on
        November 30, 1998 and incorporated herein by reference.


--------------
*Filed herewith.


Item 24. Persons Controlled by or Under Common Control with The Fund

     None.


Item 25. Indemnification

     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreement between the Registrant and its Adviser provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "The Investment Adviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Distributor

 (a) Equity Planning also serves as the principal underwriter for the following other registrants:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Inc., Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

Name and Principal         Positions and Offices     Positions and Offices
Business Address           with Distributor          with Registrant
------------------------   -----------------------   -------------------------
Michael E. Haylon          Director                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Name and Principal           Positions and Offices             Positions and Offices
Business Address             with Distributor                  with Registrant
--------------------------   -------------------------------   -------------------------
Philip R. McLoughlin         Director, Chairman and            Trustee and President
56 Prospect Street           President
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 2200                Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry               President,                        Executive Vice President
56 Prospect Street           Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President,                   Clerk and
101 Munson Street            Mutual Fund                       Secretary
P.O. Box 810                 Customer Service and Clerk
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President,                   None
55 East Monroe Street        Counsel and Secretary
Suite 3600
Chicago, IL 60603

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, Massachusetts 01302, or its investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, or the custodian, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

Item 29. Management Services


     None.


Item 30. Undertakings


     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 22nd day of December, 1999.

                                         PHOENIX INVESTMENT TRUST 97
ATTEST: /s/ Pamela S. Sinofsky           By: /s/ Philip R. McLoughlin
        -------------------------------      -----------------------------------
            Pamela S. Sinofsky                   Philip R. McLoughlin
            Assistant Secretary                  President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 22nd day of December, 1999.

Signature                                     Title
---------                                     -----

----------------------------                  Trustee
 Robert Chesek*

----------------------------                  Trustee
 E. Virgil Conway*

/s/ Nancy G. Curtiss                          Treasurer (Principal Financial
----------------------------                  and Accounting Officer)
    Nancy G. Curtiss

----------------------------                  Trustee
 Harry Dalzell-Payne*

----------------------------                  Trustee
 Francis E. Jeffries*

----------------------------                  Trustee
 Leroy Keith, Jr.*

/s/ Philip R. McLoughlin                      President and Trustee (Principal
----------------------------                  Executive Officer)
    Philip R. McLoughlin*

----------------------------                  Trustee
 Everett L. Morris*

----------------------------                  Trustee
 James M. Oates*


---------------------------                   Trustee
 Calvin J. Pedersen*

----------------------------                  Trustee
 Herbert Roth, Jr.*

----------------------------                  Trustee
 Richard E. Segerson*

----------------------------                  Trustee
 Lowell P. Weicker, Jr.*

By /s/ Philip R. McLoughlin
----------------------------
  *Philip R. McLoughlin pursuant to powers
   filed previously.


                                      S-1